                                                                 EXHIBIT g(1)(i)

[ING FUNDS LOGO]

February 1, 2004

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip
15th Floor
New York, NY 10286

Dear Ms. Dinella:

Pursuant to the terms and conditions of the Securities Lending Agreement dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING LargeCap Value Fund, a newly established fund of ING Equity Trust (the "New Fund") to be included on the AMENDED EXHIBIT A to the Agreements as of February 1, 2004 as shown.

The AMENDED EXHIBIT A has also been updated by the removal of ING VP Large Company Value Portfolio as this fund was recently dissolved. Further, AMENDED EXHIBIT A has been updated to reflect the recent name change of ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                /s/ Michael J. Roland
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ William P. Kelly
    -------------------------------------
Name:  William P. Kelly
Title: Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd.           Tel: 480-477-3000    ING Investments, LLC
Scottsdale, AZ 85258-2034              Fax: 480-477-2700
                                       www.ingfunds.com

                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

              SECURITIES LENDING AGREEMENT, SUBSCRIPTION AGREEMENT
                                  AND GUARANTY

FUND

ING EQUITY TRUST
         ING Convertible Fund
         ING Disciplined LargeCap Fund
         ING Equity and Bond Fund
         ING LargeCap Growth Fund
         ING LargeCap Value Fund
         ING MidCap Opportunities Fund
         ING MidCap Value Fund
         ING Real Estate Fund
         ING SmallCap Opportunities Fund
         ING SmallCap Value Fund
         ING Tax Efficient Equity Fund

ING FUNDS TRUST
         ING Classic Money Market Fund
         ING High Yield Bond Fund
         ING High Yield Opportunity Fund
         ING Intermediate Bond Fund
         ING Lexington Money Market Trust
         ING Money Market Fund
         ING National Tax-Exempt Bond Fund
         ING Strategic Bond Fund

ING INVESTMENT FUNDS, INC.
         ING MagnaCap Fund

ING INVESTORS TRUST
         ING AIM Mid Cap Growth Portfolio
         ING Alliance Mid Cap Growth Portfolio
         ING American Funds Growth Portfolio
         ING American Funds Growth-Income Portfolio
         ING American Funds International Portfolio
         ING Capital Guardian Large Cap Value Portfolio
         ING Capital Guardian Managed Global Portfolio
         ING Capital Guardian Small Cap Portfolio
         ING Developing World Portfolio
         ING Eagle Asset Value Equity Portfolio
         ING FMR(SM) Diversified Mid Cap Portfolio
         ING Goldman Sachs Internet Tollkeeper(SM) Portfolio
         ING Hard Assets Portfolio
         ING International Portfolio
         ING Janus Growth and Income Portfolio
         ING Janus Special Equity Portfolio
         ING Jennison Equity Opportunities Portfolio
         ING JPMorgan Small Cap Equity Portfolio
         ING Julius Baer Foreign Portfolio
         ING Limited Maturity Bond Portfolio
         ING Liquid Assets Portfolio
         ING Marsico Growth Portfolio
         ING Mercury Focus Value Portfolio
         ING Mercury Fundamental Growth Portfolio
         ING MFS Mid Cap Growth Portfolio
         ING MFS Research Portfolio
         ING MFS Total Return Portfolio
         ING PIMCO Core Bond Portfolio
         ING PIMCO High Yield Portfolio
         ING Salomon Brothers All Cap Portfolio
         ING Salomon Brothers Investors Portfolio
         ING Stock Index Portfolio
         ING T. Rowe Price Capital Appreciation
         ING T. Rowe Price Equity Income Portfolio
         ING UBS U.S. Balanced Portfolio
         ING Van Kampen Equity Growth Portfolio
         ING Van Kampen Global Franchise Portfolio
         ING Van Kampen Growth and Income Portfolio
         ING Van Kampen Real Estate Portfolio

ING MAYFLOWER TRUST
         ING Growth + Value Fund
         ING International Value Fund

ING MUTUAL FUNDS
         ING Emerging Countries Fund
         ING Foreign Fund
         ING Global Equity Dividend Fund
         ING Global Real Estate Fund
         ING International Fund
         ING International SmallCap Growth Fund
         ING Precious Metals Fund
         ING Russia Fund
         ING Worldwide Growth Fund

ING SERIES FUND, INC.
         Brokerage Cash Reserves
         ING Aeltus Money Market Fund
         ING Balanced Fund
         ING Bond Fund
         ING Government Fund
         ING Growth and Income Fund

         ING Growth Fund
         ING Index Plus LargeCap Fund
         ING Index Plus MidCap Fund
         ING Index Plus SmallCap Fund
         ING International Growth Fund
         ING Small Company Fund
         ING Strategic Allocation Balanced Fund
         ING Strategic Allocation Growth Fund
         ING Strategic Allocation Income Fund
         ING Technology Fund
         ING Value Opportunity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
         ING VP Strategic Allocation Balanced Portfolio
         ING VP Strategic Allocation Growth Portfolio
         ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS
         ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST
         ING VP Worldwide Growth Portfolio

ING VARIABLE PORTFOLIOS, INC.
         ING VP Growth Portfolio
         ING VP Index Plus LargeCap Portfolio
         ING VP Index Plus MidCap Portfolio
         ING VP Index Plus SmallCap Portfolio
         ING VP International Equity Portfolio
         ING VP Small Company Portfolio
         ING VP Technology Portfolio
         ING VP Value Opportunity Portfolio

ING  VARIABLE PRODUCTS TRUST
         ING VP Convertible Portfolio
         ING VP Disciplined LargeCap Portfolio
         ING VP Growth + Value Portfolio
         ING VP Growth Opportunities Portfolio
         ING VP High Yield Bond Portfolio
         ING VP International Value Portfolio
         ING VP LargeCap Growth Portfolio
         ING VP MagnaCap Portfolio
         ING VP MidCap Opportunities Portfolio
         ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP BOND PORTFOLIO

ING VP EMERGING MARKETS FUND, INC.

ING VP MONEY MARKET PORTFOLIO